SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2001

           (Exact name of registrant as specified in its charter)

                           UNION BANKSHARES, INC.

(State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)           File Number)      Identification Number)
          Vermont                  000-28449             03-0283552

   (Address of principal executive offices)
          20 Main St., P.O. Box 667                      (Zip Code)
              Morrisville, VT                            05661-0667

Registrant's telephone number, including area code: (802) 888-6600

        (Former name or former address, if changed since last report)

                               Not applicable


Item 5: Other Events

      1) On October 3rd we announced the declaration of a quarterly dividend to the American Stock Exchange, the Federal Reserve Bank of Boston, Dow Jones/Wall Street Journal, Reuters Ltd., The Depository Trust Company and various brokerage houses.

      2) On October 3rd we announced third quarter and year-to-date earnings and a dividend via a press release to the American Stock Exchange, the Federal Reserve Bank of Boston, Dow Jones/Wall Street Journal, Reuters Ltd., The Depository Trust Company and various brokerage houses.

The Company may from time to time make written or oral statements that are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may include financial projections, statements of plans and objectives for future operations, estimates of future economic performance and assumptions relating thereto. The Company may include forward-looking statements in its filings with the Securities and Exchange Commission, in its reports to stockholders, in other written materials, and in statements made by senior management to analysts, rating agencies, institutional investors, representatives of the media and others.

By their very nature, forward-looking statements are subject to uncertainties, both general and specific, and risk exists that predictions, forecasts, projections and other estimates contained in forward-looking statements will not be achieved. Also when we use any of the words "believes," "expects," "anticipates" or similar expressions, we are making forward-looking statements. Many possible events or factors could affect the future financial results and performance of our company. This could cause results or performance to differ materially from those expressed in our forward-looking statements. The possible events or factors that might affect our forward-looking statements include, but are not limited to, the following:

*     Uses of monetary, fiscal and tax policy by various governments
* Political, legislative or regulatory developments in Vermont, New Hampshire or the United States including changes in laws concerning taxes, banking and other aspects of the financial services industry
* Developments in general economic or business conditions, including interest rate fluctuations, market fluctuations and perceptions, and inflation
* Changes in the competitive environment for financial services organizations
*     The company's ability to retain key personnel
*     Changes in technology including demands for greater automation.

(a) Exhibits. The following exhibits are filed herewith as part of this report:

      99.1 Union Bankshares, Inc., Dividend Announcement dated as of October 3,2001.
      99.2 Union Bankshares, Inc., Third Quarter Press Release announcing third quarter and year-to-date earnings and declaration of a dividend dated October 3, 2001.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Union Bankshares, Inc.


October 10, 2001                       /s/ Kenneth D. Gibbons
                                       ------------------------------------
                                       Kenneth D. Gibbons, President

October 10, 2001                       /s/ Marsha A. Mongeon
                                       ------------------------------------
                                       Marsha A. Mongeon, Chief Financial
                                       Officer

                                EXHIBIT INDEX

99.1  Union Bankshares, Inc., Dividend Announcement dated October 3, 2001.

99.2 Union Bankshares, Inc., Third Quarter Press Release announcing third quarter and year-to-date earnings and declaration of a dividend dated October 3, 2001.